Exhibit 10.24

8377 East. Hartford Drive Suite 200 Scottsdale, AZ 85255 USA
SUPERTEL LIMITED PARNTERSHIP SPPR – SOUTH BEND, LLC SUPERTEL HOSPITALITY, REIT TRUST 301 North 5th Street, P.O. Box 1448 Norfolk, NE 68701	T 1-480-585-4500 F 1-480-585-2225

Attn:

Re:	Covenant Waiver; Certain Loans by GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”) to SUPERTEL LIMITED PARTNERSHIP, a Virginia limited partnership (“Supertel”) and SPPR – SOUTH BEND, LLC (“SPPR” and, together with Supertel, “Borrower”); Guaranteed by SUPERTEL HOSPITALITY, REIT TRUST, a Maryland real estate investment trust and SUPERTEL LIMITED PARTNERSHIP, a Virginia limited partnership (collectively, “Guarantor”)

Ladies and Gentlemen:

Reference is made to the Loan Agreements relating to the Loans described on Exhibit A hereto by Borrower and Lender (the “Original Loan Agreements”) as amended by the Global Amendment and Consent dated as of March 16, 2009 (the “Global Amendment” and, together with the Original Loan Agreements, the “Loan Agreement”). The loans made pursuant to the Original Loan Agreements are collectively referred to as the “Loan.” The Loan Agreement (as modified by this Letter Agreement), together with all other promissory notes, documents, agreements and instruments currently evidencing or securing the Loan are referred to collectively as the “Loan Documents.” Borrower has requested a limited waiver of the following financial covenant (the “Designated Financial Covenant”) set forth in Section 6(j) of the Original Loan Agreements as amended by the Global Amendment:

Loan Agreement Section No.	Title of Covenant	Period for Which Waiver is Requested (“Designated Period”)
6(j)	Fixed Charge Coverage Ratio (EBITDA)	the four consecutive fiscal quarters ending September 30, 2009

Accordingly, Lender hereby waives compliance with the Designated Financial Covenant only with respect to the Designated Period and agrees that the failure of Borrower to comply with the Designated Financial Covenant with respect to the Designated Period will not be a “default” or “event of default” under the Loan Agreement. The foregoing waiver shall apply only to the Designated Financial Covenant and for the Designated Period and shall not be a waiver of any other terms, covenants, or conditions of the Loan Agreement, including, without limitation, any waiver of the Designated Financial Covenant with respect to any other period. In addition, with respect to any future compliance with financial covenants which includes financial performance during any Designated Period, such waiver shall not waive such future compliance.

GEFF smartDocs Form 6009 1/22/09	Supertel Global (see Exhibit A)
4833-8339-9173.1

The interest rate on each of the Loans shall be increased by fifty basis points in addition to the interest rate increase provided for in the Global Amendment (collectively, the “Interest Rate Increase”) as set forth on Exhibit B hereto, effective for interest accruing in November 2009 for the payment due on December 1, 2009, and the applicable Amended Documents and related Notes are hereby amended to reflect the Interest Rate Increase by the amounts set forth on Exhibit B. Upon compliance by Supertel Limited Partnership with a FCCR level of not less than 1.3:1 before dividend payouts and 1.0:1 after dividend payouts for two consecutive fiscal quarter periods (the “FCCR Compliance Period”), the Interest Rate Increase shall be rescinded, effective as of the first day of the third month following the last day of the FCCR Compliance Period.

In consideration of and as a condition precedent to the effectiveness of this waiver, Borrower shall pay Lender a waiver fee in the amount of $100,000.00.

Except as waived pursuant to this Letter Agreement, all terms and provisions of the Loan Documents remain in full force and effect.

This Letter Agreement shall only be effective if countersigned and returned by Borrower and Guarantor on or before November 9, 2009.

Very truly yours,

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ James T. Short
Name:	James T. Short
Title:	Authorized Signatory

GEFF smartDocs Form 6009 1/22/09	2	Supertel Global (see Exhibit A)
4833-8339-9173.1

ACCEPTANCE

The undersigned Borrower and Guarantor hereby acknowledge receipt of the foregoing Letter Agreement and agree as follows: (a) the Borrower and Guarantor reaffirm all of their obligations pursuant to the Loan Documents, except to the extent modified by the foregoing Letter Agreement; (b) Borrower and Guarantor acknowledge and agree that they have no claims, defenses, offsets, counterclaims or other matters with respect to the Loan Documents; and (c) to the extent any such claims exist or deem to exist, Borrower and Guarantor hereby waive and release all such claims.

BORROWER:

SUPERTEL LIMITED PARTNERSHIP,
a Virginia limited partnership

By:	/s/ Kelly A. Walters
Name:	Kelly A. Walters
Title:	President

BORROWER:

SPPR – SOUTH BEND, LLC,
a Delaware limited liability company

By:	/s/ Kelly A. Walters
Name:	Kelly A. Walters
Title:	Member / Manager

GUARANTOR:

SUPERTEL LIMITED PARTNERSHIP,
a Virginia limited partnership

By:	/s/ Kelly A. Walters
Name:	Kelly A. Walters
Title:	President

GUARANTOR:

SUPERTEL HOSPITALITY, REIT TRUST,
a Maryland real estate investment trust

By:	/s/ Kelly A. Walters
Name:	Kelly A. Walters
Title:	President

GEFF smartDocs Form 6009 1/22/09	3	Supertel Global (see Exhibit A)
4833-8339-9173.1

EXHIBIT A

Loan Number	Start Date	Loan Amount
32912	May 16, 2007	$27,755,000
32098	January 5, 2007	$15,600,000
31437	August 18, 2006	$17,850,000
14724001	January 2, 2008	$4,355,000
14724003	January 2, 2008	$3,380,000
14724004	January 2, 2008	$6,765,000
14724005	January 2, 2008	$1,100,000
14724006	December 31, 2007	$7,875,000
15005001	January 31, 2008	$2,470,000
32630	February 6, 2007	$3,445,000

GEFF smartDocs Form 6009 1/22/09	4	Supertel Global (see Exhibit A)
4833-8339-9173.1

EXHIBIT B

Loan Number	Interest Rate Increase	Previous Increase from Global Amendment
32912	50 basis points	100 basis points
32098	50 basis points	100 basis points
31437	50 basis points	100 basis points
14724001	50 basis points	100 basis points
14724003	50 basis points	100 basis points
14724004	50 basis points	100 basis points
14724005	50 basis points	100 basis points
14724006	50 basis points	100 basis points
15005001	50 basis points	100 basis points
32630	50 basis points	100 basis points

GEFF smartDocs Form 6009 1/22/09	5	Supertel Global (see Exhibit A)
4833-8339-9173.1